UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A (AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2007

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(860) 644-1551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 12, 2007, Gerber Scientific, Inc. (the "Company") issued a press release announcing its first quarter fiscal 2008 results on a pre-tax basis and furnished a copy of that press release pursuant to this Item 2.02. A copy of such press release is now being filed as Exhibit 99.1 to this report for purposes of Section 18 of the Securities Exchange Act of 1934 and shall be deemed incorporated by reference in the Company's registration statements filed under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits
  Exhibits

The following is being filed as an Exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	Press release dated September 12, 2007, issued by Gerber Scientific, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned, thereunto duly authorized.

GERBER SCIENTIFIC, INC.
September 13, 2007	By:	/s/ John J. Krawczynski
John J. Krawczynski Vice President, Chief Accounting Officer and Corporate Controller (On behalf of the Registrant and as Principal Accounting Officer)